                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

Date of Report (Date of earliest event              September 5, 2001
reported)                               ----------------------------------------

                                    NN, Inc.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                    0-23486              62-1096725
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                 37604
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (423) 743-9151
area code                                    -----------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On September  5, 2001,  the Company  issued a press  release  announcing  its
Board of Directors has named  Roderick  (Rock) R. Baty as the Chairman of the Board of  Directors.  Mr.  Baty will  assume the duties of  Chairman  in  addition to his current  responsibilities  as President and Chief Executive  Officer. A copy of the press  release is  attached  as Exhibit  99.1  hereto  and  incorporated  herein by reference.

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1        Press Release dated September 5, 2001.

                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  September 5, 2001
                                          NN, INC.

                                          By: /s/ William C. Kelly, Jr.
                                              --------------------------------
                                              William C. Kelly, Jr.,
                                              Chief Accounting Officer